Goodwill, acquisitions and disposals	6 Months Ended
Jun. 30, 2019
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Goodwill, acquisitions and disposals
14.	Goodwill, acquisitions and disposals

Goodwill in relation to subsidiary undertakings increased by £49.3 million (30 June 2018 decreased by: £2.4 million) in the period. This movement includes the effect of currency translation, goodwill arising on acquisitions completed in the period and adjustments to goodwill relating to acquisitions completed in prior years.

The contribution to revenue and operating profit of acquisitions completed in the period was not material. There were no material acquisitions completed during the period or between 30 June 2019 and the date the interim financial statements were approved.